UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: December 29, 2011

(Date of earliest event reported)

Umpqua Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	000-25597 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200

Portland, Oregon 97258

(address of Principal Executive Offices)(Zip Code)

(503) 727-4100

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On December 29, 2011, Umpqua Holdings Corporation announced that it will conduct a quarterly earnings conference call Thursday, January 26, 2012 at 10:00 a.m. PDT (1:00 p.m. EDT) during which the Company will discuss fourth quarter and 2011 year end results and provide an update on recent activities. There will be a question-and-answer session following the presentation. Shareholders, analysts and other interested parties are invited to join the call by dialing (888) 349-9618 a few minutes before 10:00 a.m. The conference ID is 7348653. A re-broadcast will be available approximately two hours after the conference call by dialing (888) 203-1112 and entering passcode 7348653 or by visiting www.umpquaholdingscorp.com. Information to be discussed in the teleconference will be available on the company's website after the market closes on Wednesday, January 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: December 29, 2011	By:/s/ Andrew H. Ognall Andrew H. Ognall Assistant Secretary